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                                                                  EXHIBIT 10.32

                FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

         THIS FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this "Amendment"), is made and entered into as of December 10, 2003, by and between CONTINENTAL SOUTHERN RESOURCES, INC. a Nevada corporation ("Seller"), and RAM TRADING, LTD. a Cayman Islands corporation (the "Purchaser") for the purpose of amending the Securities Purchase Agreement (the "Purchase Agreement") dated October 28, 2003, by and between the Seller and Purchaser. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.


                                    RECITALS

         WHEREAS, the parties hereto desire to amend certain provisions of the Purchase Agreement to reflect the intent of all of the parties thereto by making the Option exercisable as of December 10, 2003 and by increasing the number of shares reserved for issuance upon exercise of the Option.

         NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

         1. Section 3.5 is hereby deleted in its entirety and replaced with the following provision:

              Section 3.5 Reservation of Shares

              The Shares have been duly and validly authorized and when issued and paid for in accordance with the terms hereof, shall be fully paid and non assessable. An additional 835,000 shares of restricted Common Stock (the "Additional Shares") have been duly authorized and reserved for issuance upon the exercise of the Option (as defined in Section 7.1 hereof). Upon issuance and payment therefore in accordance with the terms hereof, the Additional Shares shall be duly and validly issued and fully paid and non assessable.

         2. Section 7.1(a) is hereby deleted in its entirety and replaced with the following provision:

                  (a) Option. Commencing on December 10, 2003 and ending at 5:00 p.m. Eastern Standard Time on April 30, 2004 (the "Termination Date"), Seller shall have the right, exercisable in its sole discretion, to purchase the Interest from the Purchaser (the "Call") and Purchaser shall have the right, exercisable in its sole discretion, to sell the Interest to the Seller (the "Put" and together with the Call, the "Option") at an exercise price (the "Exercise Price") equal to $1,200,000, as appropriately adjusted to reflect any additional capital contributions paid by Purchaser with respect to the Interest, by delivering written notice ("Notice of Exercise") to the other party of its intention to exercise this

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         Option. The Notice of Exercise shall set forth a date on which the
         Exercise Price shall be delivered to the Purchaser and the Interest transferred to the Seller, which date shall be not less than five (5) nor more than (10) days after the date of the Notice of Exercise. The Exercise Price shall be paid by the issuance of the Additional Shares, subject to proportional adjustment in the event that the Seller (i) pays a dividend or makes a distribution on its shares of Common Stock in shares of Common Stock, (ii) subdivides or reclassifies its outstanding Common Stock into a greater number of shares, or (ii) combines or reclassifies its outstanding Common Stock into a smaller number of shares, unless both parties mutually agree that the loan will be repaid by wire transfer from Seller to Purchaser.

         3. Except as expressly provided herein, the Purchase Agreement shall remain in full force and effect.

         4. This Amendment may be executed in counterpart, each of which shall be deemed to be an original, and both of which together shall constitute one and the same agreement.

         5. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

         IN WITNESS WHEREOF, Purchaser and Seller have caused this Amendment to be signed by their respective officers hereunto duly authorized, all as of the date first written above.

                                      CONTINENTAL SOUTHERN RESOURCES, INC.


                                      By:______________________________________
                                         Name:
                                         Title:

                                      RAM TRADING, LTD.


                                      By:______________________________________
                                         Name:
                                         Title:


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